Todd M. Pope, President & CEO Joe Slattery, EVP & CFO April 2, 2014 Exhibit 99.1

Any statements contained in this presentation that do not describe historical facts, including statements about the beliefs and expectations of TransEnterix, Inc. (“TransEnterix,” "we" or "our"),
may constitute forward-looking statements as that term is defined by the United States Private
Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expect," "anticipate," "future," "intend," "plan," "believe," "estimate,"
"confident" and similar statements. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations.
Potential risks and uncertainties include the risks outlined in this presentation and TransEnterix’
filings with the U.S. Securities and Exchange Commission, including the benefits and opportunities of surgical robotics, whether the combined company formed as a result of the Sept. 2013 merger of
TransEnterix and SafeStitch Medical, Inc. will be successful in 2014 and beyond, the success and market opportunity of our continuing and new product development efforts, including the SurgiBot system, the pace of adoption of our product technology by surgeons, the effect on our business of existing and new regulatory requirements, the outcome of coverage and reimbursement decisions by the government and third party payors, and other economic and competitive factors. We caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Cautionary Statement

Advancing Surgery Through Innovation

Issuer: TransEnterix, Inc.
Ticker (Exchange): TRXC (NYSE MKT)
(1)
Amount Offered: $50 million
Over-Allotment Option: 15%
Lock-up Provision: 90 days
Expected Pricing: April 10, 2014
Bookrunners: Stifel / RBC Capital Markets
Use of Proceeds: For research and development, sales and
marketing, and commercialization related to our
SurgiBot™
System, working capital and other
general corporate purposes.
(1)
Authorized for listing upon completion of offering. Currently listed as “TRXCD” on OTC:BB
Transaction Overview
TM

Investment Highlights

The SurgiBot System is currently under development
• Surgical robotics
• Developing patient-side robotic platform: SurgiBot
• Addresses unmet needs in today’s robotic offerings
• Cost effective
• Broad procedure applicability
•
Large addressable market –
~2M US procedures
• Strong management team
Technology
Focus
Solution
Market
Experience

• TransEnterix
founded
• FDA 510(K) clearance for
Spider Surgical System
• CE Mark clearance and release
of Spider Surgical System
• >3,500 SPIDER cumulative
procedures performed to date
• Began SurgiBot development
• SurgiBot preclinical labs
2006
2009
2010
2012
2013
Company History

7 Surgical Progress = Less Invasive Open Surgery Rigid Laparoscopy (1989) Flexible Laparoscopy (2010)

• Internal (intra-abdominal)
triangulation
• Flexible, articulating instruments
for dissection and retraction
• True left/right instrumentation
• Lower profile port of access
• Over 3,500 procedures
performed
• Broad procedural mix

Spider Surgical System
Enabling Flexible Laparoscopy

SurgiBot Powered and Robotically-enabled Next-generation Platform* *The SurgiBot System is currently under development TM

10 Benefits of Surgical Robotics Improved dissection and retraction strength Enhanced precision and control Improved surgeon ergonomics Advanced visualization Benefits of Surgical Robotics

Source: ISRG Investor Presentation, 2/21/2014 11 Worldwide daVinci Procedures

(2)
ISRG investor call, 1/23/2014
The SurgiBot System is currently under development
(1)
(1)
Multi-Port
Surgeon scrubbed-in
Multi-quadrant utility
Reduced incisions
Internal triangulation
Articulating instruments
Space for assistant
Cost ~$1.5M (2) ~$500K

“Single-site” upgrade reduces incisions, with added
cost and loss of articulating instruments
(1)
SurgiBot
Purpose Built for Abdominal Surgery

The SurgiBot System is currently under development
Surgeon scrubbed-in
Easily repositioned for multi-
quadrant surgery
Flexible, articulating channels &
instruments
Steerable 3DHD
Small, mobile platform
Cost effective platform
SurgiBot
First Patient-side Robotic Platform

14 3DHD Optics/Cart SurgiBot The SurgiBot System is currently under development SurgiBot First Patient-side Robotic Platform

15 The SurgiBot System is currently under development [Video of SurgiBot System Prototype] SurgiBot First Patient-side Robotic Platform

Targeted US
Procedures
160K
1,140K
363K
230K
~2M US
Laparoscopic
Procedures
Procedure Market Opportunity
Bariatric Surgery
Cholecystectomy
Colorectal
Gynecology/Urology
Source: Millennium Research Group US Markets Laparoscopic Devices 2014

Large Addressable Market 17 Source: CDC Over 5,000 Hospitals in the United States # of Beds 1,566 2,054 930 458 Under 50 50-200 200 - 400 Over 400

Hospitals without
Robotic Capability
Hospitals with
Robotic Capability
•
Invested in the strategic
and competitive value of
robotic surgery
•
ROI expectations
changing/under pressure
•
Potential for
diversification of robotic
solutions
•
Procedures
•
Price
•
Facilities
Hospital Market Opportunity
•
Current robotic offerings
are not cost effective
•
System price
•
Limited procedure volume
•
Surgery centers –
untapped market for
robotics
•
Losing market share to
robotic facilities
•
Large underpenetrated
OUS opportunity

Significant Base of Underserved Hospitals

•
>3,000 w/ <300
beds
•
>80% lack robotic
offering
•
Losing market share
to robotic facilities
•
Represent >800K
target annual
procedures
•
~5,000 in US
•
Economics driving
rapid procedure
growth
•
SurgiBot will offer
versatility and cost
benefits
Mid/Small
Hospitals
Surgery Centers

Price 20 Traditional Laparoscopy >$10B Revenue Low Growth Surgical Robotics >$2B Revenue High Growth Combining Advanced Technology AND Maximizing Value

Highlights –
Instrumentation
Instrumentation Needs
By Procedure
Status
Chole Bariatrics GYN SPIDER SurgiBot
Grasper Launched Developed
Dissector Launched Developed
Hook Launched Developed
Clip Applier Launched Developed
Shears Launched Developed
Suction Irrigator Launched Developed
Needle Driver Launched Developed
Advanced Energy Q2 2014 Development
Bipolar Energy 3
rd
Party Development
Stapler 3
rd
Party 3
rd
Party
The SurgiBot System is currently under development

Operating Capabilities & Talent 22 Rapid Prototyping R&D Team Broad Experience cGMP Manufacturing

Management Team

Prior Experience
Todd M. Pope
President and Chief Executive Officer
Joe Slattery
EVP and Chief Financial Officer
Richard Mueller
Chief Operating Officer
Mohan Nathan
Vice President of Global Marketing
Tammy Carrea
Vice President, Quality and Regulatory Affairs
Nicole Bell
Vice President, Research and Development
Larry Pope
Vice President, Operations

• Phillip Frost, M.D.
– CEO and Chairman of OPKO Health
– Chairman of Teva Pharmaceuticals
• Jane Hsiao, Ph.D., MBA
– Former Chairman of SafeStitch
– Vice Chairman and CTO of OPKO Health
• Aftab Kherani, M.D.
– Principal of Aisling Capital
• Richard Pfenniger, Jr.
– Former Chairman/CEO of Continucare
– Former CEO of Whitman Education Group
• Paul LaViolette
– Chairman of TransEnterix
– Partner, SV Life Sciences
• Todd Pope
– President and Chief Executive Officer, TransEnterix
• Dennis Dougherty
– Founder, Intersouth Partners
• David Milne
– Managing Partner, SV Life Sciences
• William Starling
– Managing Director, Synergy Life Science Partners

Board of Directors and Healthcare
Investors
Board of Directors
Healthcare Investors

Regulatory Strategy

• 510(k) pathway
• General intended use for laparoscopic abdominal access
• Design &
Pre-clinical Testing
• Pre-submission
FDA Meeting
• Regulatory
Clearances
• Global Launch
2013 2014 2015
• First Human
Procedures
• Regulatory
Submissions

Financial Information

Recurring Revenue Model

Instruments and
Accessories
Service
Capital Equipment
US Pricing:
The SurgiBot System is currently under development
•
Market-specific pricing
•
Distributors provide service/support
International:
•
Capital sale ~$500K
•
Instruments ~$1,000-1,500/procedure
•
Service ~$50K/year

•
Cash
– Balance at 12/31/2013 $16.2M
– Q4 ‘13 burn $8.7M, incl. $0.9M debt service and $0.7M capital equipment
•
Capital Sales Reps
– Hire 5-8 early 2015
– ~15 by launch
– ~30 to cover US
– Supported by clinical and field service reps
•
Gross Margin
– SurgiBot system >= 50%
– Instruments scaling to >60%
– Service break-even requires scale
Financial Highlights

The SurgiBot System is currently under development

• FDA Pre-filing Submission - Q1 • Launch Flexible Advanced Energy Device - Q2 • Clinical SurgiBot Cases Begin - Q3 • SurgiBot FDA/CE Filings - Q4 2014 Key Objectives 29 Completed

• Surgical robotics
Focus
• Developing patient-side robotic platform: SurgiBot Technology
• Addresses unmet needs in today’s robotic offerings
• Cost effective
• Broad procedure applicability
Solution
• Large addressable market – ~2M US procedures Market
• Strong management team
Experience
Investment Highlights

The SurgiBot System is currently under development